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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                      (Registration Statement on Form S-3)


     The undersigned, an officer and/or director of StanCorp Financial Group, Inc., (the "Company"), constitutes and appoints Ronald E. Timpe, Eric E. Parsons, Michael T. Winslow, and Cindy J. McPike, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute in his or her name, one or more Form S-3 Registration Statements under the Securities Act of 1933 (the "Act"), prepared in connection with the registration and issuance of up to an aggregate principal amount of $1 billion of common stock, preferred stock, debt securities and warrants of the Company, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto the attorney and agent, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that the attorneys and agents, and each of them, shall do or cause to be done under this power of attorney. Any one of the attorneys or agents shall have, and may exercise, all powers conferred.

Dated: June 26, 2002



/s/ Virginia L. Anderson
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VIRGINIA L. ANDERSON

/s/ Frederick W. Buckman
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FREDERICK W. BUCKMAN

/s/ John E. Chapoton
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JOHN E. CHAPOTON

/s/ Barry J. Galt
-------------------------------
BARRY J. GALT

/s/ Richard Geary
-------------------------------
RICHARD GEARY

/s/ Wanda G. Henton
-------------------------------
WANDA G. HENTON

/s/ Peter O. Kohler, MD
-------------------------------
PETER O. KOHLER, MD

/s/ Ralph R. Peterson
-------------------------------
RALPH R. PETERSON

/s/ E. Kay Stepp
-------------------------------
E. KAY STEPP

/s/ Ronald E. Timpe
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RONALD E. TIMPE